STATE OF SOUTH CAROLINA  )
                         )       SUBLEASE AGREEMENT
COUNTY OF SPARTANBURG    )

     This Sublease Agreement is made as of the 1st day of July, 1999 by and between JOHNSON DEVELOPMENT ASSOCIATES, INC., a South Carolina corporation ("JDA"), herein referred to as "Sublessor", and ESA MANAGEMENT, INC. ("ESA"), hereinafter referred to as "Sublessee".

     Bell Hill, LLC is the successor in interest to Bell Hill Associates, hereinafter referred to as "Landlord". On January 30, 1990, Landlord did lease a portion of the third floor of the Bell Office Building III at 961 East Main Street, Spartanburg, SC to WJB Video Limited Partnership, as evidenced by copy of said lease which is attached as Exhibit "A" with four amendments and made a part hereof and referenced hereafter as "Lease Agreement".

     Subsequently, WJB Video Limited Partnership, through its affiliated company, Blockbuster Video, Inc., did reduce its presence in Bell Hill and sublet all of the space that it occupied on the third floor to JDA in accordance with the above referenced Lease Agreement. That space is hereafter defined as "Premises".

     A Sublease Agreement was entered into between WJB Video Limited Partnership and JDA on August 30, 1996 (hereinafter the "WJB Sublease Agreement") wherein JDA sublet all of the third floor not presently occupied by it. Such a sub-Sublease was anticipated under the provision of Section 5A of the WJB Sublease Agreement.

     NOW THEREFORE, JDA as Sublessor and ESA do hereby agree as follows:

     1. The Sublessor hereby subleases to Sublessee the Premises described in attached Exhibit "B" upon the conditions and terms set forth hereafter.

     2. The term of the sublease shall commence July 1, 1999 and shall continue in full force and effect until December 31, 2000. On that date, the Sublease Agreement between the parties hereto shall continue in full force and effect for an additional twelve month term, ending December 31, 2001 unless and until notice is given by Sublessee to Sublessor of its intention to vacate. Said notice must be given on or before September 1, 2000, and on or before September 1 of each succeeding year thereafter. Should such written notice not be given on or before that date, the lease shall automatically renew for an additional twelve month term.

     3. (a) Sublessee shall pay to Sublessor a base monthly rent calculated and attached Schedule A. In addition to the base monthly rent, Sublessee shall pay, as additional rent, its prorata share of any and all common area charges as defined under the Lease Agreement. Such amount shall be paid monthly.

          (b) It is understood that this sublease is a triple net sublease and that Sublessee's prorata share of any and all cost that would be payable by JDA as Sublessor and/or WJB Video Limited Partnership for the premises shall be borne by Sublessee as of the commencement date.

          (c) All rent, both base and the prorata contribution to CAM, shall be due and payable on or before the first day of each month in advance to Sublessor at the address stated below. Rent for any period less one month shall be apportioned based on the number of days in that month.

          (d) In the event of late payment, Sublessor shall be entitled to a late charge of 2% of the amount of the monthly rent if not received by Sublessor on or before the fifth day of each month.

     4. Sublessee shall use the Premises solely for general office use and for no other purpose.

     5. Sublessee shall not, by operation of law or otherwise, transfer, sign, sublet, enter into license agreement, mortgage or hypothecate this sublease or Sublessee's interest in the Premises without first procuring the prior written consent of Bell Hill, LLC, WJB Video Limited Partnership and JDA, which consent shall not be unreasonably withheld or delayed. The attempted transfer, assignment, etc. without such permission shall be void and shall confer no rights upon any third person. In the event of a permitted sublease or assignment, the Sublessee shall not be relieved from any covenant or obligation for the balance of the sublease term. Acceptance of rent by Sublessor from any third party or entity shall not be deemed a waiver by Sublessor of any provision hereof. Sublessee agrees to reimburse Sublessor for any reasonable fees incurred in conjunction with the processing and documentation of any such transfer, assignment, subletting, licensing, changing ownership, mortgage or hypothecation of this sublease. Sublessee shall have the absolute right to sublet, assign or otherwise transfer its interest in this Sublease to any parent or operating subsidiary of Sublessee, or subsidiary of the parent of Sublessee, or to a corporation with which Sublessee may merge or consolidate, or to any entity controlled by George Dean Johnson, Jr., without the approval of Sublessor, WJB Video Limited Partnership, or Bell Hill, LLC. This Sublease shall contain no provision restricting or referring in any manner to a change in control or change in shareholders, directors, management or organization of Sublessee, or to the issuance, sale, purchase or disposition of the shares of Sublessee.

     6. Sublessee agrees to take the Premises in "as is" condition. Sublessee has inspected and is fully familiar with the condition of the Premises and Sublessee's taking of possession shall constitute acknowledgment that the Premises are in good condition and without need of repair. Sublessor makes no representations or warranties with regard to any equipment or fixtures.

     7. Except as otherwise specifically provided for herein, Sublessee agrees to be bound by the terms of Paragraph 9, 10, 11, 12, 13, 14, 15, 16 of the Lease Agreement. Further, it makes the covenants and representations stated in Paragraph 17, 20, 24 of the Lease Agreement.

     8. The default provisions of Paragraph 18 and 19 shall be in full force and effect.

     9. All notices provided for under this Sublease Agreement, under the JDA Sublease Agreement, and the original Lease Agreement shall be in writing and sent by Express Courier Service or by Registered or Certified Mail, Return Receipt Requested to:

     As to Sublessor:  Johnson Development Associates, Inc.
                       P. O. Box 3524 (29304)
                       961 East Main Street
                       Spartanburg, SC 29302
                       Attn: A. Foster Chapman

                       WJB Video, LP
                       c/o Viacom Realty Corporation
                       1515 Broadway
                       New York, NY 10036-5794
                       Attn: Mr. David H. Williamson

           cc:         Viacom, Inc.
                       1515 Broadway
                       New York, NY 10036-5794
                       Attn: General Counsel

     As to Sublessee:  ESA Management, Inc.
                       450 East Las Olas Boulevard
                       Suite 1100
                       Ft. Lauderdale, FL 33301
                       Attn: Development Counsel

     10. All of the terms and conditions of the referenced and attached documents are fully incorporated herein except as may be expounded upon herein and the parties shall be bound to such previous documents.

     11. In the case any one or more of the provisions contained in this Sublease shall for any reason be held invalid, illegal, or unenforceable, such unenforceability shall not effect any other provision of this Sublease, the Sublease shall be construed as if such provision had not been contained herein.

     12. Sublessee represents and warrants that this Sublease has been duly authorized and the party signing on behalf of Sublessee is so authorized to execute this Sublease.

     13. Sublease may not be modified or amended except by written agreement signed by the parties hereto.

     14. This agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one in the same instrument.

     In witness whereof, the parties have hereunto set their hands and seals on the date and year first stated above.

                         SUBLESSOR:

                         JOHNSON DEVELOPMENT ASSOCIATES, INC.

                         By:  /s/ A. Foster Chapman
                            ----------------------------------
                            A. Foster Chapman, President


                         SUBLESSEE:

                         ESA MANAGEMENT, INC.

                         By:  /s/ Shawn R. Ruben
                            ----------------------------------
                         Its: Vice President - Development


This Sublease Agreement is hereby consented to by:

BELL HILL, LLC

By:  /s/ George Dean Johnson, Jr.
   ----------------------------------
   George Dean Johnson, Jr. President

                                  EXHIBIT "A"

                                LEASE AGREEMENT

                                WJB VIDEO, L.P.
                           c/o Viacom Realty Corp.
                                 1515 Broadway
                         New York, New York 10036-5794





                                        January 5, 1996


Mr. Foster Chapman, President
Johnson Development Associates, Inc.
961 East Main Street
P.O. Box 3524
Spartanburg, SC 29304-3524

  Re: Lease between Bell Hill Associates and WJB Video, L.P. for premises located at 961 East Main Street, Spartanburg, South Carolina
       -------------------------------------------------------------------

Dear Mr. Chapman:

     A review of our file for the above referenced lease revealed two (2) similar leases. The first, dated January 26, 1990, is for a term of 8 years. The second, dated January 30, 1990, is for a term of 15 years. Although the lease dated January 30, 1990 is, in fact, the lease in effect, the four (4) subsequent amendments to the lease each refer to the lease dated January 26, 1990.

     This letter shall serve to confirm our agreement that:

     1.   The lease dated January 30, 1990 is the lease currently in effect.

     2.   The lease dated January 26, 1990 is of no effect.

     3. The references in each of the four (4) amendments to the lease dated January 26, 1990 is hereby modified to refer to the lease dated January 30, 1990.

     4. As a result of these clarifications, the term of the lease shall expire on February 28, 2005.

     5. Copies of all notice to be delivered to Tenant under the Lease shall be simultaneously sent to Viacom Inc., 1515 Broadway, New York, New York 10036-5794; Attention: General Counsel.

     Please execute the enclosed copies of this letter and return two (2) originals to the undersigned at the address first set forth above.

     If you have any questions, please do not hesitate to call.

                         Very truly yours,

                         WJB Video, L.P.

                         BY:  BLOCKBUSTER VIDEO, L.P.,
                              general partner

                              By:  /s/ David H. Williamson
                                 ----------------------------------
                                   David H. Williamson
                                   Vice President-Real Estate


Accepted and agreed to:

BELL HILL ASSOCIATES


By:   /s/ A. Foster Chapman
     ---------------------------
Name: A. Foster Chapman
Title: Managing Agent/Johnson Development

STATE OF SOUTH CAROLINA        )   FOURTH AMENDMENT
                               )   TO
COUNTY OF SPARTANBURG          )   LEASE AGREEMENT

     A Lease Agreement was executed the 26th day of January, 1990, by and between Bell Hill Associates, a South Carolina General Partnership ("Landlord") and WJB Video, a L.P. ("Tenant"), which Lease Agreement was amended March 28, 1990, May 5, 1990, and June 8, 1990, which Amendments increased the square foot under occupancy; and

     WHEREAS, this Fourth Amendment to Lease Agreement is made to evidence the letting of additional space on the second floor, in which space was previously occupied by American Storage; and

     NOW, THEREFORE, for good and valuable consideration, the parties mutually agree as follows:

     That the Lease is hereby modified and amended as set forth in the attached "Summary of Rental Income, Bell Hill III, revised September 1, 1991" which is attached hereto. Additionally, Exhibit A to the Lease Agreement setting forth the area occupied by Tenant is also modified as per the attached drawing.

     All other terms and conditions of the Lease Agreement referenced above and as subsequently modified by amendments, continue in full force and effect except as specifically modified by this Fourth Amendment to Lease Agreement.

The parties hereunto set their hand and seal this 16th day of September, 1991.

WITNESSES:                                 LANDLORD:

                                           BELL HILL ASSOCIATES, a South
                                           Carolina General Partnership
                                           By:

 /s/ A. Foster Chapman                      /s/ George D. Johnson Jr.
------------------------------             ------------------------------
                                           Its: General Partner
 /s/ Dori J. Polk
------------------------------


                                           Tenant:

                                           WJB VIDEO, L.P.
 /s/ A. Foster Chapman                     By:
------------------------------

 /s/ Dori J. Polk                          /s/ George D. Johnson Jr.
------------------------------             -------------------------------
                                           Its:

STATE OF SOUTH CAROLINA      )   THIRD AMENDMENT
                             )        TO
COUNTY OF SPARTANBURG        )   LEASE AGREEMENT

     A Lease Agreement was executed the 26th day of January, 1990 by and between Bell Hill Associates, a South Carolina General Partnership ("Landlord") and WJB Video, a Limited Partnership ("Tenant"), which Lease Agreement was amended by Amendment to Lease Agreement dated March 28, 1990; and

     WHEREAS, subsequent to the date of execution of the Lease and the Amendment, Tenant realized the need for additional space on the first floor and sought to lease the same, which the Landlord was willing to do; and

     NOW, THEREFORE, for good and valuable consideration, the parties mutually agree as follows:

     1. The Tenant shall lease an additional 12,397.5 feet, being all of the Lobby Level other than that designated as common area, as shown on attached Exhibit A, beginning July 1, 1990. The term of the lease for this additional space shall be concurrent with that stated in the January 26, 1990 Lease Agreement.

     2. The total monthly rental amount for the additional space shall be $333.33 total payable monthly until such time as the space is improved at Landlord's expense to standards approved by the Landlord and Tenant, or June 1, 1991, whichever first occurs. On the earlier of the two stated occurrences, monthly rent, payable in advance, shall commence at an annual rental amount for the described space $139,162.60 annually, payable in equal monthly installments of $11,596.88. In addition to said base rental amount, there shall be due an additional $3.50 per square foot per annum for common area charges, $51,002 per annum, $4,250.17 monthly, initially, in keeping with Paragraph 7 of the Lease Agreement. No common area charges shall be due until the earlier of such time as the space is improved or June 1, 1991. Said figures are based on an adjusted rentable area of 14,572 feet. As a result of the increase in the square footage under lease to Tenant, Schedule A of the original January 26, 1990 Lease Agreement shall be amended. A copy of the Amended Schedule A is attached hereto as Exhibit B.

     3. The additional space called for in Paragraph 4 shall be taken in its present "as is" condition and excludes floor covering, layin ceiling, wall finishes and wall partitions.

     4. All other terms and conditions of the January 26, 1990 Lease Agreement as amended by Amendment to Lease Agreement dated March 28, 1990, shall remain in full force and effect except as is amended hereby.

     The parties hereunto set their hand and seal this 8th day of June, 1990.

WITNESSES:                              Landlord:

                                        BELL HILL ASSOCIATES, a South
                                        Carolina General Partnership
                                        By:
 /s/ Dori J. Marcengill                       /s/ William Barnet III
-------------------------------              -------------------------------
                                        Its: General Partner
 /s/ A. Foster Chapman
-------------------------------

                                        Tenant:

                                        WJB VIDEO, LIMITED PARTNERSHIP
  /s/ Dori J. Marcengill                By:
-------------------------------

  /s/ A. Foster Chapman                       /s/ George D. Johnson Jr.
-------------------------------         ------------------------------------
                                        Its: Managing General Partner


STATE OF SOUTH CAROLINA      )   PROBATE
COUNTY OF SPARTANBURG        )

     PERSONALLY appeared before me the first witness, whose name is subscribed above, who on oath states that (s)he saw the within named Bell Hill Associates, a South Carolina general partnership, by William Barnett III its General Partner sign, seal and deliver the within Lease Agreement, and that (s)he with the second witness, whose name is subscribed above, witnessed the execution thereof.

                          /s/ A. Foster Chapman
                         ------------------------------

SWORN to before me this 12th
day of July, 1990
 /s/ Dori J. Marcengill    (SEAL)
---------------------------
Notary Public for South Carolina
My Commission Expires: May 17, 1999

STATE OF SOUTH CAROLINA      )   PROBATE
COUNTY OF SPARTANBURG        )

     PERSONALLY appeared before me the first witness, whose name is subscribed above, who on oath states that (s)he saw the within named WJB Video Limited Partnership by George Dean Johnson Jr., its Managing General Partner sign, seal and deliver the within Lease Agreement, and that (s)he with the second witness, whose name is subscribed above, witnessed the execution thereof.

                           /s/ A. Foster Chapman
                          ---------------------------

SWORN to before me this 8th
day of June, 1990
 /s/ Dori J. Marcengill     (SEAL)
----------------------------
Notary Public for South Carolina
My Commission Expires: May 17, 1999

STATE OF SOUTH CAROLINA         )   SECOND AMENDMENT
                                )        TO
COUNTY OF SPARTANBURG           )   LEASE AGREEMENT

     A Lease Agreement was executed the 26th day of January, 1990 by and between Bell Hill Associates, a South Carolina General Partnership ("Landlord") and WJB Video, a Limited Partnership ("Tenant"), which Lease Agreement was amended by Amendment to Lease Agreement dated March 28, 1990; and

     WHEREAS, subsequent to the date of execution of the Lease and the Amendment, Tenant realized the need for additional space on the first floor and sought to lease the same, which the Landlord was willing to do; and

     NOW, THEREFORE, for good and valuable consideration, the parties mutually agree as follows:

     1. The Tenant shall lease an additional 3,021.5 square feet located on the south side of the building between bays 2 and 5 as shown on attached Exhibit A. The term of the lease for the additional space shall be concurrent with that stated in the January 26, 1990 Lease Agreement.

     2. The total annual rental amount for the additional space shall be $17,553.40 annually payable in equal monthly installments of $1,462.78. In addition to said base rental amount there shall be due an additional $3.50 per square foot per annum for common area charges, $10,575.20 per annum, $881.27 monthly, initially (in keeping with paragraph 7 of the Lease Agreement.) As a result of an increase in the square footage by the addition of the above called for space, Schedule A of the original January 26, 1990 Lease Agreement is amended. A copy of the Amended Schedule A is attached hereto as Exhibit B.

     3. The additional space shall be taken "as is" and excludes floor covering, layin ceiling, wall finishes and wall partitions.

     4. All other terms and conditions of the January 26, 1990 Lease Agreement as amended by Amendment to Lease Agreement dated March 28, 1990, shall remain in full force and effect except as is amended hereby.

     The parties hereunto set their hand and seal this 5th day of May, 1990.

WITNESSES:                           Landlord:

                                     BELL HILL ASSOCIATES, a South
                                     Carolina General Partnership
                                     By:
 /s/ Dori J. Marcengill                    /s/ William Barnet
--------------------------------          --------------------------
                                     Its: General Partner
 /s/ A. Foster Chapman
--------------------------------

WITNESSES:                           Tenant:

                                     WJB VIDEO, LIMITED PARTNERSHIP
 /s/ Dori J. Marcengill              By:
--------------------------------

 /s/ A. Foster Chapman                     /s/ George D. Johnson Jr.
--------------------------------          -----------------------------
                                     Its: Managing General Partner

STATE OF SOUTH CAROLINA      )   PROBATE
COUNTY OF SPARTANBURG        )

     PERSONALLY appeared before me the first witness, whose name is subscribed above, who on oath states that (s)he saw the within named Bell Hill Associates, a South Carolina General Partnership by William Barnet, its General Partner sign, seal and deliver the within Lease Agreement, and that (s)he with the second witness, whose name is subscribed above, witnessed the execution thereof.

                          /s/ A. Foster Chapman
                         --------------------------

SWORN to before me this 5th
day of May, 1990
 /s/ Dori J. Marcengill    (SEAL)
---------------------------
Notary Public for South Carolina
My Commission Expires: May 17, 1999



STATE OF SOUTH CAROLINA      )   PROBATE
COUNTY OF SPARTANBURG        )

     PERSONALLY appeared before me the first witness, whose name is subscribed above, who on oath states that (s)he saw the within named WJB Video Limited Partnership by George Dean Johnson Jr., its Managing General Partner sign, seal and deliver the within Lease Agreement, and that (s)he with the second witness, whose name is subscribed above, witnessed the execution thereof.

                          /s/ A. Foster Chapman
                         --------------------------

SWORN to before me this 5th
day of May, 1990
 /s/ Dori J. Marcengill     (SEAL)
----------------------------
Notary Public for South Carolina
My Commission Expires: May 17, 1999

STATE OF SOUTH CAROLINA      )   AMENDMENT TO LEASE
                             )   AGREEMENT
COUNTY OF SPARTANBURG        )

     A Lease Agreement was executed the 26th day of January, 1990 by and between Bell Hill Associates, a South Carolina General Partnership ("Landlord") and WJB Video, a Limited Partnership ("Tenant"), which provided for the leasing of space in Landlord's office building complex named "Bell Hill" located on East Main Street, Spartanburg, South Carolina; and

     WHEREAS, subsequent to the date of execution of the Lease Agreement, Tenant realized the need for additional space adjacent to his training facility on the first floor and Landlord was willing to let the additional space;

     NOW, THEREFORE, for good and valuable considerations, the parties mutually agree as follows:

     1. Tenant shall lease an additional 1,152 square feet located in the extreme southwest corner of the first floor. The term for the additional space shall be concurrent with that stated in the January 26th Lease Agreement.

     2. The total annual rental amount for the additional space shall be $12,787.45, not including the common area charges, initially estimated at $3.50 per square foot per annum ($1,065.62 Monthly) in keeping with Paragraph 7 of the Lease Agreement. As a result of the increase in square footage, Schedule A of the January 26, 1990 Lease Agreement is hereby amended. A copy of the amended Schedule A is attached hereto as schedule A.

     3. Landlord shall improve the premises at its expense according to the Plan and Specifications attached hereto, as Exhibit A.

     4. All other terms and conditions of the January 26, 1990 Lease Agreement shall remain in full force and effect except as amended hereby.

     The parties hereunto set their hand and seal this 28th day of March, 1990.

WITNESSES:                         Landlord:

                                   BELL HILL ASSOCIATES, a South
                                   Carolina General Partnership
                                   By:
 /s/ Dori J. Marcengill                  /s/ Vernett Lamp
------------------------------          ------------------------
 /s/ A. Foster Chapman             Its:  Vice President
------------------------------

                                   Tenant:

                                   WJB VIDEO, LIMITED PARTNERSHIP
                                   By:
 /s/ Dori J. Marcengill                   /s/ George Dean Johnson, Jr.
------------------------------           ------------------------------
 /s/ A. Foster Chapman             Its:  General Partner
------------------------------

STATE OF SOUTH CAROLINA      )   PROBATE
COUNTY OF SPARTANBURG        )

     PERSONALLY appeared before me the first witness, whose name is subscribed above, who on oath states that (s)he saw the within named BELL HILL ASSOCIATES, A SOUTH CAROLINA GENERAL PARTNERSHIP, by Vernett Lamp, its Vice President sign, seal and deliver the within Amendment to Lease Agreement, and that (s)he with the second witness, whose name is subscribed above, witnessed the execution thereof.

                          /s/ A. Foster Chapman
                         --------------------------

SWORN to before me this 28th
day of March, 1990
 /s/ Dori J. Marcengill     (SEAL)
----------------------------
Notary Public for South Carolina
My Commission Expires: May 17, 1999



STATE OF SOUTH CAROLINA      )   PROBATE
COUNTY OF SPARTANBURG        )

     PERSONALLY appeared before me the first witness, whose name is subscribed above, who on oath states that (s)he saw the within named WJB VIDEO, A LIMITED PARTNERSHIP, by George Dean Johnson, Jr., its Managing Partner sign, seal and deliver the within Amendment to Lease Agreement, and that (s)he with the second witness, whose name is subscribed above, witnessed the execution thereof.

                          /s/ A. Foster Chapman
                         --------------------------

SWORN to before me this 28th
day of March, 1990
 /s/ Dori J. Marcengill     (SEAL)
----------------------------
Notary Public for South Carolina
My Commission Expires: May 17, 1999

STATE OF SOUTH CAROLINA         )
                                )   LEASE AGREEMENT
COUNTY OF SPARTANBURG           )

     This Lease Agreement, made and entered into as of the 30th day of January, 1990, by and between Bell Hill Associates, a South Carolina General Partnership, of Spartanburg County, South Carolina (hereinafter called the "Landlord") and WJB Video, Limited Partnership, (hereinafter called the "Tenant").

                             W I T N E S S E T H :

     1. LEASED SPACE. The Landlord hereby leases unto the Tenant, and the Tenant hereby leases from the Landlord, upon terms and conditions hereinafter set forth, that Class A office space (the "Leased Space") of Building C of Landlord's Office building complex named "Bell Hill" (hereinafter called the "Building"), located on East Main Street in Spartanburg, South Carolina and access to designated common areas. A floor plan of the approximate location of the Leased Space is shown on Exhibit A attached hereto.

     2. ACCEPTANCE OF LEASED SPACE. Landlord has made no representation or promises with respect to the Building, the leased space or this Agreement (hereinafter the "lease") except as set forth herein.

     3. TERM. This lease shall commence upon the execution hereof and shall continue in force for a term of fifteen (15) years after the Rent Commencement Date, as hereinafter defined.

     4. COMMENCEMENT. Rent Commencement Date shall be March 1, 1990 unless earlier occupied by Tenant.

     5. SURRENDER OF THE DEMISED PREMISES. The Tenant shall keep the Leased Space in good order and repair, except the portions thereof to be repaired by the Landlord as provided herein, and upon the expiration or other termination of this Lease, quit and surrender the Demised Premises to the Landlord in the same condition as at the commencement of the term, except as modified by any improvement or modified with the Landlord's consent, natural wear and tear only excepted.

     6. RENT. The Tenant shall pay the Landlord, at the Landlord's office or at such other place as the Landlord may from time to time designate in writing, the rental amount, as described in attached Schedule A "Rental Amount", during the Lease term.

          The Rental Amount shall be paid in twelve (12) monthly installments, which installments shall be due and payable on the 1st day of each month in advance and without demand. Said monthly installments shall commence upon the Rent Commencement Date. If the first day upon which rent becomes payable is other than the first day of any calendar month, the rent for the balance of said month shall be payable by Tenant at a daily rate based upon the monthly rent. Regardless of this date on which the obligation to pay rent commences, if for any reason the Landlord is unable to give Tenant possession of the premises, then the rent shall abate until occupancy is available to Tenant.

     7. OPERATING EXPENSE ADJUSTMENT. The parties each acknowledging that the Rent specified in Section 6. of the Lease does not provide for Operating Expenses, Real Estate Taxes, and Utility Costs (hereinafter called "Expenses") or any increase in the Expenses which may hereafter affect the Office Space or the Building; accordingly, during the term of this Lease, and any renewals thereof, Tenant shall pay to Landlord, in the form of Additional Rent (plus any applicable sales tax), the base amount for the Expenses of $3.50 per square foot of the adjusted rentable area of the Office Space per annum ("Expense Base") and its proportionate share of increased Expenses over the Expense Base amount (as hereinafter defined), such proportionate share to be a fraction, the numerator of which is the total number of the Adjusted Rentable Square Feet contained in the Office Space and the denominator of which is the total number of Adjusted Total Rentable square footage in the Building. During the ensuing Lease Year, Tenant shall pay to Landlord, as and when Rent is due and payable hereunder, an amount equal to one-twelfth (1/12th) of Tenant's Expense Base and its proportionate share of the excess Expenses. If Landlord's fiscal year ends less than thirty (30) days prior to the end of the Lease Year, Landlord shall have thirty (30) days after the end of its fiscal year to prepare and submit the required statement, and, upon submission of such statement, Tenant shall pay 1/12th of its Expense Base and its proportionate share of the excess Expenses and a like amount of the first day of each calendar month thereafter commencing on the second month of each Lease Year. The term "Real Estate Taxes" shall mean the annual taxes and any special assessments or other charges levied against the real property of which the Office Space is a part by any authority having the direct power so to tax, including any city, county, state, or federal government, or any school, agricultural, transportation or environmental control agency, lighting, drainage, or other improvement district thereof, and shall include the expense of contesting the amount or validity of any such taxes, charges or assessments, the term "Operating Expenses" shall include the annual expenses of Landlord for the operation and maintenance of the Office Space and Building which are reasonable or customary for the operation of this type of Office Space and Building, and shall include, but not be limited to, management salaries; maintenance and janitorial expenses; administrative salaries, costs and fees; insurance; security; landscaping; and site lighting.

     The term "Utility Costs" shall include Landlord's annual expenses for the operation and maintenance of the Building and the Office Space with respect to utility charges for furnishing heat, air conditioning, electricity, water, sewage, gas, garbage removal, etc. If the final Lease Year (to include renewals) during which escalation may occur shall contain less that twelve months, the increases hereunder shall be prorated, the Tenant's obligation to pay such increases to survive the expiration of the Lease (and renewal) term.

     8. LANDLORD'S SERVICES. Landlord shall, at its expense, furnish the Office Space with (i) electricity for routine lighting and the operation of general office machines such as typewriters, dictating equipment, desk model adding machines and the like, which use 110 volt electric power, (ii) heat and air conditioning during reasonable and usual business hours (exclusive of Saturday afternoon, Sundays and holidays) reasonably required for the occupation of the Office Space, such heat and air conditioning to be provided by utilizing the existing systems in the Building, it being expressly understood and agreed by the parties that Landlord specifically shall not be liable for any losses or damages of any nature whatsoever incurred by Tenant due to any failure of the equipment to function properly, or while it is being repaired or due to any governmental laws, regulations or restrictions pertaining to the furnishing or use of such heat and air conditioning, (iii) elevator service (iv) lighting replacement for Building standard lights, (v) toilet room supplies, (vi) daily janitor service is customarily furnished in first class office buildings in Spartanburg, South Carolina, (vii) water, and (viii) sewage. Landlord shall not be liable for any damages directly or indirectly resulting from, nor shall any Rental herein set forth be abated by reason of (1) installation, use, or interruption of use, or any equipment in connection with the furnishing of any of the foregoing services, or (2) failure to furnish, or delay in furnishing, any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord by the making of necessary repairs or improvements to the Office Space or to the Building. The temporary failure to furnish any such services shall not be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease.

     9. CONSTRUCTION OF PREMISES. Landlord agrees to construct and upfit premises referenced in preceding Section 1. The upfit shall be constructed according to the plans and specifications attached hereto as Exhibit B, which plans and specifications the parties have had an opportunity to review and approve.

     10. TENANT IMPROVEMENTS OR ALTERATIONS. The Tenant shall have the right, initially and from time to time, to make improvements or alterations to the Leased Space, subject to the following conditions:

          A. No improvement or alteration shall at any time be made which shall impair the structural soundness or diminish the value of the Building.

          B. No improvement or alteration requiring an inspection or approval by any municipal or other governmental authority having jurisdiction over such improvements or alterations shall be made at any time without first obtaining the Landlord's written approval therefore, but such approval shall not be unreasonably withheld by the Landlord. No structural improvement or alteration involving an expenditure in excess of $1,000.00 shall be made without first obtaining the Landlord's written approval of the plans therefor, but such approval shall not be unreasonably withheld by the Landlord. The Tenant shall furthermore first obtain the Landlord's written approval before any modification or changes are made in such plans after Landlord's approval thereof.

          C. No improvement or alteration shall be undertaken until the Tenant shall have procured and paid for all required municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction.

          D. All work done in connection with any improvements or alterations shall be done in good and workmanlike manner and in compliance with all building and zoning laws, and with all other laws, ordinances, rules, requirements of any federal, state or municipal government or agency having jurisdiction and shall be completed free of all mechanic's liens or materialman's liens.

          E. Any improvement or alteration to the Leased Space, except moveable furniture and trade fixtures placed by Tenant in the Leased Space, shall at once become the absolute property of the Landlord and shall remain upon and be surrendered with the Leased Space as part thereof at the termination of this Lease without disturbance or injury.

     11. REPAIRS AND MAINTENANCE. Landlord will, at its own cost and expenses, except as may be provided elsewhere herein, make necessary repairs of damage to the Building corridors, Lobby, structural members of the Building, the parking lot, the landscape areas and equipment used to provide the services referred to in Section 8, unless any such damage is caused by acts or omissions of Tenant, is agents, customers, employees, or invitees, in which event Tenant will bear the cost of such repairs. Tenant will not injure the Office Space or the Building, but will maintain the Office Space in a clean, attractive condition and in good repair, except as to damage to be repaired by Landlord as provided above. Upon termination of this Lease, Tenant will surrender and deliver up the Office Space to Landlord in the same condition in which it existed at the commencement of the Lease, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Tenant. This Section 11 shall not apply in the case of damage or destruction by fire or other casualty which is covered by insurance maintained by Landlord on the Building (as to which Sections 20 maintained by Landlord hereof shall apply) or damage resulting from an eminent domain taking (as to which Section 19 hereof shall apply).

     12. LOSS OR DAMAGE AND INSURANCE. The Landlord shall not be liable for any damage to property in the Leased Space or on the Premises caused by gas, smoke, steam, electricity, ice, rain or snow which may leak from any part of the Building, or from pipes, appliances or plumbing works. Landlord shall not be liable for any damage or injury to person or property sustained by Tenant or others due to the happening of any accident on the Premises, or due to any negligence of any tenant or occupant of the Building, or any other person, other than Landlord or its agents.

          The Tenant agrees to indemnify and hold Landlord harmless from all claims for personal injuries, death and property damage which occur as a result of the operation of Tenant's office on the premises, or which result from any work done on the premises by Tenant or any contractor selected by or for Tenant.

          Tenant shall carry a minimum of $1,000,000.00 liability insurance policy covering Tenant's business operations on the premises and Landlord shall be named as an additional insured thereunder. Tenant shall also carry insurance for the full insurable value of Tenant's trade fixtures, furnishings and all other items of personal property of Tenant located on or within the Leased Space.

          All such insurance shall be obtained from a company with at least a Best "A" rating, and a certificate evidencing the issuance of such policy or policies, together with evidence of the payment of premiums, shall be delivered to Landlord before the commencement of the term of this lease, or before any use, occupancy or possession of the Leased Space prior to the commencement of the term of this Lease, whichever is sooner.

          Not less than thirty days prior to the expiration of any such policy or policies, evidenced of the renewal of such policy or policies, or a new certificate, together with evidence of the payment of premiums for the renewal period or new policy, as the case may be, shall be delivered to Landlord. All such insurance shall contain an agreement by the insurance company that the policy or policies will not be cancelled, or the coverage changed, without thirty day's prior written notice to Landlord.

          The Landlord shall keep the Building insured against loss or damage by fire with extended coverage endorsement in an amount sufficient to prevent the Landlord from becoming a co-insurer under the terms of the applicable policies but, in any event, in an amount not less than 80% of the full insurable value as determined from time to time. The term "full insurable value" shall mean actual replacement cost (exclusive of the cost of excavation, foundation, and footings below the basement floor) without issued by financially responsible insurers duly authorized to do business in this state.

     13. USE OF LEASED SPACE. The Leased Space shall be used and occupied by the Tenant as office facilities. Tenant shall not use the facilities as a retail establishment in contravention of applicable zoning requirements of the City of Spartanburg. The Tenant shall not use the Leased Space in any manner which will increase the premium rate for any kind of insurance affecting the Building, and if, because of anything done or caused to be done, permitted or omitted by the Tenant, the premium rate for any kind of insurance affecting the Building shall be raised, then in such event, the amount of the increase in premium which the Landlord shall be thereby obligated to pay for insurance shall be paid by the Tenant to the Landlord on demand.

     14. ENJOYMENT OF LEASED SPACE. The Tenant, on paying the Rent and keeping and performing the agreements and covenants herein contained, shall have the peaceful and quiet enjoyment of the Leased Space for the term hereof subject, however, to the terms of this Lease.

     15. ASSIGNMENT AND SUBLETTING. Lessee shall not, without the prior written consent of Lessor endorsed hereon, assign this lease, or sublet the premises, or permit the use of the premises or any part thereof by any party other than the Lessee. Such consent shall not be unreasonably denied. Consent to any assignment or sublet shall not destroy this provision, and all later assignments or subleases shall not destroy this provision, and all later assignments or subleases shall be made likewise only on the prior written consent of the Lessor, which consent shall not be unreasonably withheld. No assignment or sublease by the Lessee shall relieve the Lessee of liability hereunder.

     16. REMOVAL OF PERSONAL PROPERTY. The Tenant may remove all personal property and those items specified in Paragraph 10 (e) which he/she/they/it has/have placed in the Leased Space, provided he/she/they/it repair(s) all damage to the premises caused by such removal. If the Tenant shall fail to remove all such property from the premises upon the termination of this Lease for any cause whatsoever, the Landlord may, at its option, remove the same in any manner the Landlord shall choose and store it without liability to the Tenant for loss. In such event, the Tenant shall pay to Landlord on demand any and all expenses incurred in such removal, including court costs, attorney's fees, and storage charges for the length of time the same shall be in the Landlord's possession. Alternatively, the Landlord may, at its option, without notice, and without legal process, sell the property or any part thereof at a private sale for such price as the Landlord may obtain, and apply the proceeds of the sale to any amounts due under this Lease and the expenses incident to removal and sale of said property.

     17. PERSONAL PROPERTY RISK. All personal property brought onto the premises by the Tenant shall be at the risk of the Tenant only, and the Landlord shall not be liable for theft thereof or damage thereto occasioned by an act of any tenant, or other occupant of the Building, or any other person.

     18. GOVERNMENTAL REGULATIONS. The Tenant shall, at his/her/their/its own expense, promptly comply with all requirements of any legally constituted public authority necessitated by reason of the Tenant's occupancy of the Leased Space.

     19. CONDEMNATION. If the whole of any part of the Leased Space shall be taken by any public authority under the power of eminent domain, such that the contained occupation and use of the premises is unreasonably infringed, then the terms of this Lease shall cease as to the part taken on the date possession of that part is surrendered and any unearned rent paid or credited in advance shall be refunded. The Tenant shall not be entitled to receive any part of any award or awards that may be made or received by the Landlord. The Tenant may at his/her/their/its own expense commence independent proceedings against the public authority exercising the power of eminent domain to prove and establish any other damage he/she/they/it may have incurred.

     20. CASUALTY. If any of the Leased Space or the building is damaged or destroyed by fire or other casualty insured under the standard fire insurance policy with approved standard extended coverage endorsement applicable to the Leased Space and Building, the Landlord shall except as otherwise provided herein (but only to the extent the holder of the mortgage lien on the building permits release of insurance proceeds), repair and rebuild such damage which requires the Tenant temporarily to close his/her/their/its office therein, the rental fee shall be abated for so long as the Tenant's office is reasonably closed. If such repairs interfere with the use of the Lease Space, but do not necessitate the actual closing thereof, the rental fee shall equitably apportioned, for so long as such repairs so interfere, in proportion to the extent to which there is an actual interference with the Tenant's use of the Leased Space.

          Notwithstanding the foregoing provisions, in the event the premises shall be damaged by fire or other insured casualty due to the fault or neglect of the Tenant, or the Tenant's servants, employees, contractors, agents, visitors or licensees, then without prejudice to any other rights and remedies of the Landlord, and provided the damage is repaired by the Landlord, there shall be no apportionment or abatement of any rent.

          If the Building is damaged or destroyed due to an event which is not covered by insurance and Landlord determines not to repair or rebuild, or if so covered, the Landlord determines not to repair or to rebuild, and such damage or destruction renders the Leased Space unfit for use as office space, this Lease will terminate and neither Landlord nor Tenant will have any further obligations hereunder. Except to the extent provided for in this paragraph, neither the rent payable by the Tenant nor any of the Tenant's other obligations under any provision of this Lease shall be affected by any damage to or destruction of any part of the Premises by any cause whatsoever, and the Tenant hereby expressly waives any and all additional rights he/she/they/it might otherwise have under any law or statute.

          Tenant acknowledges that if, as a result of any casualty, whether insured against or not, whether Landlord rebuilds or not, Tenant is forced to rent temporary and/or permanent office space in another location, all expenses of the relocation including but not limited to moving expenses, rental fees, and security deposits shall be solely the Tenant's responsibility.

     21. INSPECTION. The Landlord shall have the right to enter and grant licenses to others to enter the Lease Space at any time during all reasonable hours to examine the same or to make such repairs, additions, or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of the Building and for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to the terms of this Lease or to the rules and regulations of the Building and to exhibit the Leased Space to prospective tenants or purchasers; provided, however Landlord warrants that such activities will not be carried on at such times and in such manner as to interfere unnecessarily with Tenant's enjoyment and use of the Leased Space.

     22. MORTGAGES. This Lease is and shall remain subject and subordinate to all present or future mortgages affecting the premises and the Tenant shall promptly execute and deliver to the Landlord such documents as the Landlord may request, showing the subordination of this Lease to such mortgages, and in default of the Tenant's doing so, the Landlord shall be and hereby is authorized and empowered to execute such documents in the name and as the act and deed of the Tenant. This authority is coupled with an interest and is irrevocable.

          The Landlord represents that any mortgagee has or will covenant that in the event any mortgagee takes possession of the premises, it will accept the Tenant as its Tenant for a period equal to the full unlapsed portion of the term of this Lease; provided, however, the mortgagee may refuse to accept the Tenant if default has occurred under the terms of this Lease.

     23. SIGNS. Tenant shall not paint or place signs upon the windows or doors of the Leased Space except with the consent of the Landlord and Tenant shall place no assigns upon the outside walls or the roof of the Building. Landlord shall make provisions for and provide conforming signage on the interior of the Building.

     24. WINDOWS. All window treatments visible from the exterior of the Building will conform to the specifications established by the Landlord or its architect. Said specifications will be supplied to the Tenant by the Landlord upon request.

     25. NOTICES. Any written notice required or allowed by this lease to be given to either the Landlord or the Tenant shall be deemed given upon receipt by certified or registered mail, postage prepaid, properly addressed to the parties as follows:

          Tenant:          WJB Video, Limited Partnership
                           c/o Bob Brannon
                           P.O. Box 5785
                           Spartanburg, SC 29304

          Landlord:        Bell Hill Associates
                           c/o Johnson Development Associates, Inc.
                           P.O. Box 3524
                           Spartanburg, SC 29304

     26. RULES AND REGULATIONS. The Landlord has made, or form time to time may make, reasonable rules and regulations for the government of the Building. These rules and regulations are, or shall be a part of this lease and binding upon the Tenant to the same extent as if set out herein and copies thereof shall be delivered to the Tenant.

     27. ESTOPPEL CERTIFICATES. Tenant agrees to provide Landlord within five days of a written request therefor a certificate in form and substance satisfactory to Landlord stating (i) that this lease is in full force and effect; (ii) the commencement date and term of this lease; (iii) the date through which rent has been paid; (iv) that there are not defaults existing under this Lease, or, if any default exists, specifying such default and the actions required to remedy such default; and (v) such other matters as Landlord may reasonably require.

     28. OTHER DEFAULTS. In the event (i) the Tenants defaults in the payment of rent for a period of ten days after the first day of each month, (ii) the Leased Space shall be vacated; (iii) the Tenant shall fail to comply with any term of the Lease (other than payment of rent) or any of the rules and regulations now or hereafter established for the government of the Building;
(iv) the filing of any proceeding, whether voluntary or involuntary, in bankruptcy seeking reorganization or relief under the Bankruptcy Code or other insolvency law or regulations; (v) the Tenant becomes insolvent or makes a transfer in fraud of creditors; or (vi) the Tenant makes an assignment for the benefit of creditors; the Landlord may (i) terminate this Lease by giving written notice to Tenant; (ii) take possession of and enter the Leased Space as agent of the Tenant and relet them for such rent as is obtainable by reasonable effort and collect from the Tenant the deficiency plus all costs of reletting, including, but not limited to lease commissions, attorney's fees and upfitting costs which Landlord remedies which may be provided by law. Provided, however, that should any event or condition described in items (ii) - (vi) of this Paragraph 28 occur, such event or condition shall not constitute a default should such event or condition be cured to the satisfaction of Landlord within thirty (30) days from the occurrence of such event or condition, or a reasonable period of time in addition thereto if circumstances are such that the default cannot be reasonably cured within thirty (30) days and the defaulting Tenant promptly takes action to cure such default and pursues such action with due diligence.

     29. RIGHTS AND REMEDIES. All rights and remedies of the Landlord herein shall be cumulative, and none shall be exclusive of any other, or of any rights and remedies allowed by law, and pursuit of any one of said rights or remedies does not preclude pursuit of any one or more of the other of said rights or remedies.

     30. SEVERABILITY. If any term of this Lease is declared to be illegal or unenforceable, the unaffected terms shall remain in full force and effect.

     31. PARTIES. The words "Tenant" and "Landlord" as used herein shall include the parties to the lease, whether singular or plural, masculine or feminine, or corporate, partnership or other entity, and their heirs, personal representatives, successors and assigns.

     32. MEMORANDUM OF LEASE. This lease shall not be recorded. At the request of either party, the Landlord and Tenant shall execute a short form or Memorandum of Lease for recording in the Office of the Register of Mesne Conveyance for Sparatanburg County, South Carolina. The party requesting recordation shall pay the recording charges.

     33. CONTROLLING LAW. This Lease is entered into in South Carolina and shall be enforced and construed in accordance with the laws thereof.

     34. COVENANTS AGAINST LIENS. Tenant expressly covenants and agrees that he/she/they/it will, during the term hereof, promptly remove or release, by the posting of a bond or otherwise, as required or permitted by law, any lien attached to or upon said premises or any Tenant, and hereby expressly agrees to save and hold harmless the Landlord from or against any such lien or claim of lien. In the event any such lien does attach, or any claim of lien is made against said leased premises, which may be occasioned by any act or omission upon the party of Tenant, and shall not be thus released within 30 days after notice thereof, Landlord, in its sole discretion (but nothing herein contained shall be construed as requiring it so to do), may pay an discharge the lien and release the leased premises from any lien, and Tenant agrees to pay and reimburse Landlord upon demand for or on account of any expense which may be incurred by Landlord in discharging such lien or claim, which sum shall include interest at the legal rate, from the date such lien is paid by Landlord until the date Landlord is reimbursed by Tenant; provided, however, that if Tenant has reasonable cause to contest the validity or correctness of any such lien, he/she/they/it may do so and in such event no breach of this Lease shall result.

     35. ENTRY FOR CARDING, ETC. Landlord may card premises "For Sale" at any time and "For Rent" ninety (90) days before the termination of this Lease.

     36. FORCE MAJEURE. In the event either Landlord or Tenant shall be delayed, hindered, or prevented from the performance of any requirement hereunder, by reason of governmental restrictions, scarcity of labor or materials, strikes, or any other reasons beyond his/her/their/its control, the performance of such act shall be excused for the period of delay and the period for the performance of such act shall be extended for the period necessary to complete performance after the end of the period of such delay.

     37. ATTORNEY'S FEES. If Landlord shall be made a party to any litigation commenced by or against Tenant, Tenant shall pay all costs, expense and attorney's fees incurred by Landlord in connection with such litigation, excepting the event that such litigation shall determine that Landlord has committed a breach of this Lease and shall adjudicate that Landlord is liable therefore. In the event of any action at law or in equity between Landlord and Tenant to enforce any of the provisions and/or rights hereunder, the unsuccessful party to such litigation covenants and agrees to pay to the successful party all costs and expenses, including reasonable attorney's fees incurred therein by such successful party, and if such successful party shall recover judgment in any such action or proceeding, such costs, expenses and attorney's fees shall be included in and as part of such judgement. Tenant waives all homestead rights and exemptions and assigns the same to Landlord.

     38. SALE BY LANDLORD. In the event of a sale or conveyance by Landlord of the leased premises, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This lease shall not be affected by any such sales, and Tenant agrees to attorn to the purchaser or assignee.

     39.  COMPLIANCE WITH ENVIRONMENTAL REGULATIONS.

          a) The Tenant shall not cause or permit any hazardous wastes, hazardous wastes, hazardous substances, toxic substances, or related materials (collective "Hazardous Materials") to be used, generated, stored or disposed of on, under or about, or transported to or from the premises (collectively "Hazardous Materials Activities") except in compliance with all applicable federal, state and local laws, regulations and orders governing such Hazardous Materials or Hazardous Materials Activities, which compliance shall be at Tenant's sole expense. Additionally, Tenant shall not cause or permit any Hazardous Materials to be disposed of on, under or about the premises without the express prior written consent of the Landlord, which may be withheld for any reason and may be revoked at any time.

          b) Tenant shall be responsible for all reporting or notification obligations of an owner, operator or person in control of petroleum products or Hazardous Materials under any applicable federal, state or local law, regulation, ordinance or order.

          c) At the expiration of the lease, including any extensions, Tenant shall remove from the premises, at Tenant's sole expense, all Hazardous Materials located, stored or disposed of on, under or about the premises which were first brought to or used, stored or disposed of on the premises by Tenant or by Tenant's employees, agents, contractors, licenses or invitees. Tenant shall close, remove or otherwise render safe any buildings, tanks, containers, or other facilities related to the Hazardous Activities conducted or permitted on the premises in the manner required by all applicable laws, regulations, ordinances or orders. Tenant shall be solely responsible for the transportation, handling, use or reuse and disposal of such Hazardous Material after their removal from the premises.

          d) Landlord shall not be liable to Tenant or to any other party for any Hazardous Material Activities conducted or permitted on, under or about the premises by Tenant or by Tenant's employees, agents, contractors, licenses, or invitees. Tenant shall indemnify, defend with counsel acceptable to Landlord and hold Landlord harmless from any claims, damages, fines, penalties, losses, judgments costs and liabilities arising out of or related to any Hazardous Materials Activities conducted or permitted on, under or about the premises by Tenant or by Tenant's employees, agents, contractors, licensees or invitees, regardless of whether Landlord have consented to, approved of, participated in or had notice of this paragraph shall survive the expiration or termination of this lease.

     40. SUBORDINATION AND NONDISTURBANCE. Tenant shall upon request by Landlord subordinate this lease to any mortgage now or hereafter placed on the premises, provided that such subordination shall be upon the condition that the lease be recognized by the mortgagee and the Tenant's interest remain in effect notwithstanding any default of the mortgagor, so long as Tenant shall perform all covenants and conditions imposed upon it.

Likewise, Landlord shall require from any mortgage holder an agreement that the rights of Tenant under the Lease shall continue notwithstanding a default of Landlord.

     41. LANDLORD'S LIEN. In addition to any statutory Landlord's lien, Landlord shall have at all times a valid security interest to secure monetary obligations due from Lessee and to secure payment of any damages or loss that may be caused by Lessee's breach of this Agreement upon all Lessee's goods, equipment, fixtures, furniture, and other personal property presently, or which may hereafter be situated on or in the premises and all proceeds therefrom. All such property shall not be removed from the premises without the consent of the Lessor until all arrearages due Lessor are paid or discharged and all obligations under the Lease fully performed by Lessee. Upon the occurrence of an event of default by Lessee, Lessor, in addition to any other remedies provided herein or under the South Carolina Uniform Commercial Code may enter upon the premises and take possession of any and all goods, equipment, fixtures, furniture and other personal property on the premises, without liability for trespass or conversion and sell the same at a public or private sale, with or without having such property at the sale, after giving Lessee reasonable notice of the time and place of the public sale or of the time afterwhich any private sale is to be made, at which sale the Lessor or its assigns may purchase the property, unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this lease at least 10 days before the time of sale. Any sales made pursuant to this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the premises or wherever the property is located after time, place and method of sale and a description of the types of property to be sold have been advertised in a daily newspaper published in the County of the premises for five consecutive days before the date of the sale. Proceeds from any such sale, less any and all expenses connected with taking of possession, holding and selling of the property including reasonable attorney's fees and expenses shall be applied as a credit to the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Lessee, unless otherwise required by law and the Lessee shall pay any deficiencies forthwith. Upon request by Lessor, Lessee agrees to execute and deliver Lessor a UCC financing statement in form sufficient to perfect the security interest of Lessor in the aforementioned property and proceeds thereof under provisions of the South Carolina Uniform Commercial Code. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

     42. OPTION TO EXTEND. Tenant upon giving written notice at lease one hundred twenty (120) days prior to the expiration of this Lease Agreement may elect to exceed the terms of this Lease for an additional three (3) year term. Base rent amount for said term shall be negotiated at that time.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed, all as of the day and year first above written.

WITNESSES:                      Landlord:

                                BELL HILL ASSOCIATES, a South Carolina
                                General Partnership

 /s/ Darlene Hemphill           By:   /s/ V. R. Lamp, V.P.
------------------------------       ------------------------------
                                Its: General Partner
 /s/ June White
------------------------------


                                Tenant:

 /s/                            WJB VIDEO LIMITED PARTNERSHIP
------------------------------  By:

 /s/ Dori J. Marcengill               /s/ George D. Johnson, Jr.
------------------------------       --------------------------------
                                Its: President

STATE OF SOUTH CAROLINA       )  PROBATE
COUNTY OF SPARTANBURG         )


     PERSONALLY appeared before me the first witness, whose name is subscribed above, who on oath states that (s)he saw the within named Bell Hill Associates, a South Carolina General Partnership, by V.R. Lamp, its General Partner sign, seal and deliver the within Lease Agreement, and that (s)he with the second witness, whose name is subscribed above, witnessed the execution thereof.


                                    /s/ Darlene Hemphill
                                   ------------------------------------

SWORN to before me this 30th
day of January, 2000;
 /s/ Nan J. White     (SEAL)
----------------------
Notary Public for South Carolina
My Commission Expires: March 6, 1991


STATE OF SOUTH CAROLINA       )  PROBATE
COUNTY OF SPARTANBURG         )


     PERSONALLY appeared before me the first witness, whose name is subscribed above, who on oath states that (s)he saw the within named WJB Video Limited Partnership General Partnership, by George Dean Johnson, Jr., its Managing Partner sign, seal and deliver the within Lease Agreement, and that (s)he with the second witness, whose name is subscribed above, witnessed the execution thereof.


                                   /s/
                                  ------------------------------------

SWORN to before me this 30th
day of January, 1990;
 /s/ Dori J. Marcengill     (SEAL)
----------------------------
Notary Public for South Carolina
My Commission Expires: May 17, 1999

                                   EXHIBIT A

                         Lessor: Bell Hill Associates
                            Lessee: WJB Video, L.P.

     As of the Rent Commencement Date stated under Paragraph 4 of this Lease Agreement, Lessee shall occupy those areas that are scored on the following layout of Building C, Floors 3, 2 and 1. None of the square footage of the Lobby Level shall be occupied by Lessee as the Rent Commencement Date stated in Paragraph 4.

     On October 15, 1990, Lessee shall further occupy and rent shall commence on Room #1 on the Lobby Level. The term shall run concurrently with the Lease Agreement.

     On June 1, 1991, Lessee shall occupy and rent shall commence on the balance of the Lobby Level floor, excluding common areas. Should Lessee, at its option elect to occupy all or any portion of the balance of the Lobby Level prior to the June 1, 1991 commencement date, it may do so and it shall pay rent on the additional space taken as of the date of occupancy. In all events, it shall lease all of the Lobby Level, excluding common areas, as of June 1, 1991.

     Lessor shall, at its expense, improve the Lobby Level, excluding common areas, to standards and specifications approved by Lessor and Lessee. Its is anticipated that the majority of the space shall be open space with minimal floor to ceiling partitions. Additionally, said space shall be finished similarly and in quality and style in keeping with existing improvements. Room #1 shall be upfitted prior to the October 15, 1990 occupancy by Lessee. The balance of the Lobby Level shall be upfitted at the time of election to occupy by Lessee, but not later than June 1, 1991.

                                  EXHIBIT "B"

                            DESCRIPTION OF PROPERTY


                            [floor plan of premises]

                                  SCHEDULE "A"

                                 RENT SCHEDULE

                 ALLOCATION OF RENT - 3RD FLOOR - BELL HILL III
                                     Jul-99

                                          COMMON       JDA       JDA'S %       ADV.      AA'S %     ESA     ESA'S %
                                        FACILITIES*                           AMERICA
Base Sq. Ft.                                           4,415.50   36.70%      6,437.00   53.50%   1,179.00    9.80%

Plus Allocation of Common Facilities       1246             464                    676                 124
                                                            ---                    ---                 ---

Effective Sq. Ft.                                      4,879.50               7,113.00            1,303.00

Times Common Area Factor                                 1.1619                 1.1619              1.1619
                                                         ------                 ------              ------

Adjusted Rental Sq. Ft.                                5.669.49               8,264.59            1,513.96

Times Base Rent/Adjusted Rental Sq. Ft.                   $9.55                  $9.55               $9.55
                                                          -----                  -----               -----

Base Rent                                            $54,143.64             $78,926.88          $14,458.28

Less Prorata Share of $34K (Blockbuster              $12,478.00             $18,190.00          $ 3,332.00
subsidy)                                             ----------             ----------          ----------

Adjusted Base Rent (Annual)                             $41,666             $   60,737          $   11,126

Common Area Maintenance Charges for                  $   34,017             $   49,588          $    9,084
1999**                                               ----------             ----------          ----------

TOTAL ANNUAL PAYMENT OF RENT AND CAM                 $   75,683             $  110,324          $   20,210

MONTHLY PAYMENT:                                     $    6,307             $    9,194          $    1,684
                                                     ==========             ==========          ----------


*Common Facilities: Back lobby and conference room (1048 sq. ft); front lobby (216 sq. ft): GDJ, Jr. suite previously considered Common Facility now reclassified to account of ESA.
**CAM estimated at $6.00 per adjusted rentable sq. ft.